THE MORTGAGE POOL

GENERAL

         The mortgage pool will consist of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans consist of one- to four-family, adjustable-rate, residential mortgage loans secured by first liens on mortgaged properties and one- to four- family, fixed rate, residential mortgage loans secured by first liens and second liens on mortgaged properties. The Group 2 Loans consist of adjustable-rate, multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

         The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 ( a "Group 1 subsequent mortgage loan"). The initial mortgage loans will be the mortgage loans deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans will be purchased with amounts on deposit in the pre-funding account described in the prospectus supplement.

         The company will convey the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company will convey the Group 1 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Pre-Funding Account pursuant to the Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans in the subsequent mortgage loan purchase agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

         The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in the prospectus supplement. SEE "--UNDERWRITING STANDARDS" BELOW.

         Substantially all of the Group 1 Loans (other than the fixed rate first lien Group 1 Loans) will be subserviced by Countrywide Home Loans Servicing LP. Substantially all of the fixed rate first lien Group 1 Loans will be subserviced by GMAC Mortgage Corporation. All of the Group 2 Loans will be subserviced by Midland Loan Services, Inc. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- THE SUBSERVICERS" IN THE PROSPECTUS SUPPLEMENT.

         None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

         Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each adjustable rate Group 1 Loan and Group 2 Loan is generally assumable in accordance with the terms of the related mortgage note.

         Each mortgage loan is required to be covered by a standard hazard insurance policy. SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually or annually commencing after an initial period after origination of generally six months, one year, two years, three years, five years, seven or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the initial adjustable-rate mortgage loans adjusts based on an index equal to either Six-Month LIBOR, One-Year LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the adjustable-rate initial mortgage loans (other than the Seasoned Mortgage Loans) will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on approximately 87.09% of the initial adjustable-rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

                                 SIX-MONTH LIBOR


MONTH        1997     1998     1999     2000     2001     2002     2003    2004
-----        ----     ----     ----     ----     ----     ----     ----    ----
January      5.71%    5.75%    5.04%    6.23%    5.36%    1.99%    1.35%   1.21%
February     5.68     5.78     5.17     6.32     4.96     2.06     1.34    1.10
March        5.96     5.80     5.08     6.53     4.71     2.33     1.26    1.09
April        6.08     5.87     5.08     6.61     4.23     2.10     1.29    1.10
May          6.01     5.81     5.19     7.06     3.91     2.09     1.22
June         5.94     5.87     5.62     7.01     3.83     1.95     1.12
July         5.83     5.82     5.65     6.88     3.70     1.86     1.15
August       5.86     5.69     5.90     6.83     3.48     1.82     1.21
September    5.85     5.36     5.96     6.76     2.53     1.75     1.18
October      5.81     5.13     6.13     6.72     2.17     1.62     1.22
November     6.04     5.28     6.04     6.68     2.10     1.47     1.25
December     6.01     5.17     6.13     6.20     1.98     1.38     1.22


         The index applicable to the determination of the mortgage rate on approximately 12.26% (by aggregate outstanding principal balance of the related initial adjustable-rate mortgage loans as of the Cut-off Date) of the initial mortgage loans is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.


                                     ONE-YEAR LIBOR
                ----------------------------------------------------------------
MONTH           1998     1999      2000     2001       2002      2003      2004
------------    ----     ----      ----     ----       ----      ----      ----
January 1       5.66%    5.06%     6.75%    5.17%      2.49%     1.45%     1.48%
February 1      5.79     5.40      6.76     4.88       2.43      1.38      1.37
March 1         5.89     5.25      6.94     4.67       3.00      1.28      1.34
April 1         5.99     5.23      7.10     4.44       2.63      1.36      1.81
May 1           5.88     5.56      7.50     4.24       2.59      1.21
June 1          5.84     5.84      7.18     4.18       2.28      1.19
July 1          5.82     5.89      7.08     3.82       2.09      1.16
August 1        5.53     6.06      6.97     3.56       1.90      1.44
September 1     5.06     6.04      6.80     2.64       1.73      1.45
October 1       4.75     6.25      6.73     2.27       1.64      1.24
November 1      5.12     6.27      6.56     2.39       1.73      1.48
December 1      5.10     6.50      6.00     2.44       1.45      1.60

         The index applicable to the determination of the mortgage rate on approximately 0.65% (by aggregate outstanding principal balance of the related initial mortgage loans as of the Cut-off Date) of the initial adjustable-rate mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note, or One-

Year CMT.


PREPAYMENT CHARGES

         Approximately 61.05% of the initial mortgage loans in loan group 1 and all of the initial mortgage loans in loan group 2 (by aggregate outstanding principal balance of the related initial mortgage loans as of the cut-off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than seven years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the residential loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five or seven year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth or seventh year, respectively. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the Group 1 Loans and Group 2 Loans (other than the Seasoned Mortgage Loans) and all of the Seasoned Mortgage Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the initial mortgage loans will range from 0.230% per annum to 2.220% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

INITIAL MORTGAGE LOAN CHARACTERISTICS

         The statistical information included in the prospectus supplement with respect to the mortgage loans is based on a pool of 5,705 initial mortgage loans, 92.85% of which are in Loan Group 1 and 7.15% of which are in Loan Group
2. References to percentages of the initial mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the initial mortgage loans as of the Cut-off Date.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the initial Group 1 Loans and initial Group 2 Loans were recorded in the name of MERS. FOR ADDITIONAL INFORMATION REGARDING THE RECORDING OF MORTGAGES IN THE NAME OF MERS SEE "YIELD ON THE BONDS--YIELD SENSITIVITY OF THE CLASS 1-A BONDS, CLASS M BONDS AND CLASS B BONDS" IN THE PROSPECTUS SUPPLEMENT.

LOAN GROUP 1

         The initial Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,302,187,896, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 91.56% of the initial Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 4.99% of the initial Group 1 Loans have fixed rates and are secured by first liens on the related mortgaged property. Approximately 3.45% of the initial

Group 1 Loans have fixed rates and are secured by second liens on the related mortgaged property.

         The average principal balance of the initial Group 1 Loans at origination was approximately $233,842. No initial Group 1 Loan had a principal balance at origination of greater than approximately $1,776,100 or less than approximately $10,000. The average principal balance of the initial Group 1 Loans as of the Cut-off Date was approximately $231,954. No initial Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,776,100 or less than approximately $1,429.

         As of the Cut-off Date, the initial Group 1 Loans had mortgage rates ranging from approximately 2.250% per annum to approximately 19.250% per annum and the weighted average mortgage rate was approximately 5.294% per annum. The weighted average remaining term to stated maturity of the initial Group 1 Loans was approximately 349 months as of the Cut-off Date. None of the initial Group 1 Loans will have a first Due Date prior to June 1, 1996, or after July 1, 2004, or will have a remaining term to maturity of less than 3 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial Group 1 Loan is June 1, 2034.

         Approximately 0.03%, 0.17%, 5.78%, 60.80%, 0.22% and 1.66% of the
initial Group 1 Loans have initial interest only periods of six months, two, three, five, seven and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the initial Group 1 Loans was approximately 77.53%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any initial Group 1 Loan was greater than approximately 134.77% or less than approximately 15.02%.

         Approximately 1.81% of the initial Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

         Some of the High CLTV Loans will include provisions allowing the related borrower to substitute the related mortgaged property. The Servicing Agreement provides that this substitution will only be permitted if the following requirements are met:

         o the combined loan-to-value ratio of the High CLTV Loan after such substitution must be less than or equal to the combined loan-to-value ratio prior to such substitution,

         o the loan-to-value ratio of the obligation secured by a first lien on the new mortgaged property must be less than or equal to the loan-to-value ratio of the obligation secured by a first lien on the released mortgaged property at the time such High CLTV Loan was originated, and

         o both the released and the new mortgaged property must be a single-family owner occupied property.

         In addition, the Servicing Agreement will provide that with respect to any High CLTV Loan the Master Servicer may allow the refinancing of a senior lien on the related mortgaged property, provided that certain requirements are met, including, except under certain limited circumstances, that the resulting combined loan-to-value ratio of such High CLTV Loan is no higher than the combined loan-to-value ratio prior to such refinancing and the interest rate on the refinancing senior loan is no higher than the interest rate on the refinanced senior loan.

         Approximately 1.50% of the initial Group 1 Loans are balloon loans. The amount of the balloon payment on each of these initial mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such initial mortgage loan for the period prior to the Due Date of the balloon payment. These initial mortgage loans have a weighted average remaining term to maturity of approximately 171 months.

         None of the initial Group 1 Loans are buydown mortgage loans.

         All of the High CLTV Loans may be subject, and none of the other Group 1 Loans will be subject, to the Homeownership Act or any comparable state law.

         Approximately 99.86% of the initial adjustable rate Group 1 Loans (other than the Seasoned Mortgage Loans and in Loan Group 1) have not reached their first adjustment date as of the Closing Date.

         Approximately 61.05% of the initial Group 1 Loans provide for prepayment charges.

         Approximately 10.91% and 7.25% of the initial Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.027% per annum.

         Set forth below is a description of certain additional characteristics of the initial Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding. All references to loan-to-value ratio or LTV in the following tables refer to the combined-loan-to-value ratio in the case of mortgage loans secured by second liens.

                                             MORTGAGE LOAN PROGRAMS(1)

                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                                AVERAGE     REMG.      AVERAGE     AVERAGE
                                              NO. OF                AVERAGE      GROSS      TERM       CREDIT      ORIGINAL
LOAN PROGRAMS               CURRENT BALANCE   LOANS    % OF TOTAL   BALANCE       WAC     (MONTHS)      SCORE        LTV
--------------------------  ---------------   -----    ----------   -------       ---     --------      -----     ---------
10Yr Fixed................  $      837,668      10         0.06%   $ 83,767      5.820%    109.35        730         38.1%
15Yr Fixed................      20,366,196     538         1.56      37,855     11.469     119.64        692        100.7
20Yr Fixed................       9,243,772     216         0.71      42,795     12.380     167.00        688        107.1
30Yr Fixed................      51,809,711     150         3.98     345,398      5.332     358.93        756         59.4
25Yr Fixed................       1,447,300      36         0.11      40,203     14.710     217.48        669        118.0
30/15 Fixed Balloon.......      19,471,155     342         1.50      56,933     10.101     171.38        692         98.0
30Yr Fixed-IO.............       6,710,000      14         0.52     479,286      5.295     360.00        770         59.4
30Y LIB6M.................      49,310,192     199         3.79     247,790      4.769     344.70        681         80.4
30Y LIB6M-IO..............     138,326,972     473        10.62     292,446      4.685     359.61        705         78.3
1/29 LIB6M................         796,949       1         0.06     796,949      4.500     359.00        683         70.0
30Y LIB 12M-IO............         207,900       1         0.02     207,900      4.200     359.00        681         80.0
2/28 LIB6M................     150,362,874     715        11.55     210,298      5.360     349.74        679         81.0
2/28 LIB6M-IO.............     266,758,274     934        20.49     285,608      5.133     359.58        695         80.5
3/27 LIB6M................      61,139,915     289         4.70     211,557      5.496     356.88        686         80.3
3/27 LIB6M-IO.............     136,699,204     478        10.50     285,982      4.851     359.65        709         74.8
3/1 LIB12M................      12,171,759      36         0.93     338,104      4.379     358.14        723         72.0
3/1 LIB12M-IO.............      66,499,144     163         5.11     407,970      4.519     358.46        723         75.7
3/1 CMT1Y.................          75,431       1         0.01      75,431      4.500     356.00        650         80.0
5/25 LIB6M................      76,314,420     320         5.86     238,483      5.370     359.23        710         78.3
5/25 LIB6M-IO.............     130,550,280     419        10.03     311,576      5.112     359.55        721         72.5
5/1 LIB12M................       7,386,284      21         0.57     351,728      4.397     359.22        749         61.4
5/1 LIB12M-IO.............      41,000,855     115         3.15     356,529      5.113     359.54        719         75.3
5/1 CMT1Y.................       2,159,079      10         0.17     215,908      5.132     358.09        725         74.6
5/1 CMT1Y-IO..............         546,359       3         0.04     182,120      4.712     359.79        746         74.8
7/23 LIB6M................       1,853,492       7         0.14     264,785      5.062     359.20        725         63.3
7/23 LIB6M-IO.............      10,368,790      26         0.80     398,800      5.220     359.63        735         67.6
7/1 LIB12M................      12,305,670      29         0.94     424,333      4.933     359.05        735         70.3
7/1 LIB12M-IO.............      11,919,279      29         0.92     411,010      5.021     358.95        737         73.9
7/1 CMT1Y.................       3,876,056      13         0.30     298,158      4.604     359.31        718         65.0
7/1 CMT1Y-IO..............       1,276,269       3         0.10     425,423      4.908     360.00        736         72.2
10/20 LIB6M-IO............       3,002,000       7         0.23     428,857      5.255     359.22        727         42.2
10/1 LIB12M...............       4,945,736      10         0.38     494,574      5.062     358.88        715         70.3
10/1 LIB12M-IO............       1,973,957       5         0.15     394,791      5.343     358.32        756         72.7
10/1 CMT1Y................         474,956       1         0.04     474,956      5.500     359.00        796         80.0
                            --------------   -----       ------    --------      -----     ------        ---         ----
         Total............  $1,302,187,896   5,614       100.00%   $231,954      5.294%    349.37        705         77.5%
                            ==============   =====       ======    ========      =====     ======        ===         ====

----------------------
(1) A mortgage loan with a loan program including the term "30Y LIBOR 6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6M" has a term of 30 years, the first two of which consist including the term a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six- Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6M"" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6M" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6M" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1 LIB 12" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/1 LIB 12" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/1 CMT 1Y" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term "7/1 LIB 12" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/1 CMT 1Y" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term "10/1 LIB 12" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/1 CMT 1Y" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term "IO" has an interest only period. A mortgage loan with a loan program of "30/15 Fixed Balloon" has a term of 30 years, the mortgage rate is fixed for the entire term and requires a balloon payment in year 15. A mortgage loan with a loan program of "10Yr Fixed", "15Yr Fixed", "20Yr Fixed", "25Yr Fixed", and "30Yr Fixed" is a fixed rate loan with a term of 10,15, 20, 25 and 30 years, respectively.



                                       PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                               WEIGHTED
                                                                                     WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                                     AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MORTGAGE                                  NO. OF                AVERAGE      GROSS      TERM       CREDIT      ORIGINAL
LOAN PRINCIPAL BALANCES          CURRENT BALANCE   LOANS    % OF TOTAL   BALANCE       WAC     (MONTHS)      SCORE        LTV
------------------------------   ---------------   -----    ----------   -------     -------   --------     -------       ---
$0.01 - $50,000.00............    $   22,839,593     778        1.75%   $   29,357    12.902%    136.36       672        111.0%
$50,000.01 - 100,000.00.......        44,982,945     634        3.45        70,951     8.204     263.39       694         91.7
$100,000.01 - 150,000.00......        82,469,303     653        6.33       126,293     5.440     351.63       697         79.6
$150,000.01 - 200,000.00......       120,065,203     684        9.22       175,534     5.251     355.37       697         79.8
$200,000.01 - 250,000.00......       144,199,687     643       11.07       224,261     5.085     356.19       701         78.7
$250,000.01 - 300,000.00......       157,880,714     576       12.12       274,098     5.089     356.49       700         78.2
$300,000.01 - 350,000.00......       151,259,861     467       11.62       323,897     5.053     357.05       706         77.1
$350,000.01 - 400,000.00......       133,633,532     357       10.26       374,324     5.009     357.18       705         77.7
$400,000.01 - 450,000.00......        98,658,236     232        7.58       425,251     4.933     355.75       707         76.8
$450,000.01 - 500,000.00......        95,883,914     201        7.36       477,034     4.883     356.97       714         73.1
$500,000.01 - 550,000.00......        58,381,131     111        4.48       525,956     4.962     358.91       718         74.2
$550,000.01 - 600,000.00......        45,672,935      79        3.51       578,138     4.805     358.98       725         71.8
$600,000.01 - 650,000.00......        68,962,302     109        5.30       632,682     4.964     357.03       715         73.1
$650,000.01 - 700,000.00......        11,549,456      17        0.89       679,380     4.669     359.47       693         70.0
$700,000.01 - 750,000.00......        15,425,092      21        1.18       734,528     4.895     350.92       716         66.2
$750,000.01 - 800,000.00......         6,998,529       9        0.54       777,614     4.783     359.45       693         68.4
$800,000.01 - 850,000.00......         3,320,850       4        0.26       830,212     4.440     359.75       708         61.5
$850,000.01 - 900,000.00......         5,825,500       7        0.45       832,214     4.818     359.21       726         73.9
$900,000.01 - 950,000.00......         5,561,782       6        0.43       926,964     4.792     359.49       758         54.4
$950,000.01 - 1,000,000.00....        18,800,092      19        1.44       989,479     4.985     359.43       728         68.5
$1,050,000.01 - 1,100,000.00..         1,100,000       1        0.08     1,100,000     4.375     356.00       728         62.9
$1,200,000.01 - 1,250,000.00..         1,215,000       1        0.09     1,215,000     4.375     359.00       702         62.3
$1,300,000.01 - 1,350,000.00..         1,320,000       1        0.10     1,320,000     4.990     359.00       704         60.0
$1,400,000.01 - 1,450,000.00..         1,426,141       1        0.11     1,426,141     4.375     359.00       715         65.0
$1,450,000.01 - 1,500,000.00..         2,980,000       2        0.23     1,490,000     5.376     356.52       685         71.2
$1,750,000.01 - 1,800,000.00..         1,776,100       1        0.14     1,776,100     5.250     359.00       687         59.2
                                  --------------   -----      ------    ----------     -----     ------       ---         ----
     Total....................    $1,302,187,896   5,614      100.00%   $  231,954     5.294%    349.37       705         77.5%
                                  ==============   =====      ======    ==========     =====     ======       ===         ====


         As of origination, the average current principal balance of the initial Group 1 Loans will be approximately $233,842.

                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                WEIGHTED
                                                                                    WEIGHTED     AVERAGE    WEIGHTED    WEIGHTED
                                                                                     AVERAGE      REMG.      AVERAGE    AVERAGE
RANGE OF MORTGAGE                                  NO. OF                AVERAGE      GROSS       TERM       CREDIT     ORIGINAL
LOAN PRINCIPAL BALANCES          CURRENT BALANCE    LOANS   % OF TOTAL   BALANCE       WAC      (MONTHS)      SCORE       LTV
------------------------------   ---------------    -----   ----------  ----------  ---------   --------    --------    ---------
$0.01 - $50,000.00............   $   27,201,169     876         2.09%   $   31,052    12.938%     133.35      676       112.2%
$50,000.01 - 100,000.00.......       41,028,356     541         3.15        75,838     7.642      279.52      694        88.7
$100,000.01 - 150,000.00......       82,669,106     653         6.35       126,599     5.441      351.63      697        79.7
$150,000.01 - 200,000.00......      121,041,677     688         9.30       175,933     5.236      355.08      697        79.8
$200,000.01 - 250,000.00......      144,815,147     643        11.12       225,218     5.094      356.03      700        78.7
$250,000.01 - 300,000.00......      158,299,030     576        12.16       274,825     5.082      356.49      701        78.2
$300,000.01 - 350,000.00......      150,638,819     464        11.57       324,653     5.060      357.13      705        77.2
$350,000.01 - 400,000.00......      132,035,415     352        10.14       375,101     5.009      357.55      706        77.5
$400,000.01 - 450,000.00......       99,125,692     233         7.61       425,432     4.920      355.61      708        76.6
$450,000.01 - 500,000.00......       95,457,188     200         7.33       477,286     4.895      357.11      714        73.1
$500,000.01 - 550,000.00......       59,022,652     112         4.53       526,988     4.950      358.85      718        74.5
$550,000.01 - 600,000.00......       46,338,779      80         3.56       579,235     4.812      358.95      725        71.8
$600,000.01 - 650,000.00......       67,766,326     107         5.20       633,330     4.974      357.28      715        73.1
$650,000.01 - 700,000.00......       11,549,456      17         0.89       679,380     4.669      359.47      693        70.0
$700,000.01 - 750,000.00......       15,425,092      21         1.18       734,528     4.895      350.92      716        66.2
$750,000.01 - 800,000.00......        6,998,529       9         0.54       777,614     4.783      359.45      693        68.4
$800,000.01 - 850,000.00......        3,320,850       4         0.26       830,212     4.440      359.75      708        61.5
$850,000.01 - 900,000.00......        5,275,500       6         0.41       879,250     4.916      359.34      722        73.2
$900,000.01 - 950,000.00......        5,561,782       6         0.43       926,964     4.792      359.49      758        54.4
$950,000.01 - 1,000,000.00....       18,800,092      19         1.44       989,479     4.985      359.43      728        68.5
$1,050,000.01 - 1,100,000.00..        1,100,000       1         0.08     1,100,000     4.375      356.00      728        62.9
$1,200,000.01 - 1,250,000.00..        1,215,000       1         0.09     1,215,000     4.375      359.00      702        62.3
$1,300,000.01 - 1,350,000.00..        1,320,000       1         0.10     1,320,000     4.990      359.00      704        60.0
$1,400,000.01 - 1,450,000.00..        1,426,141       1         0.11     1,426,141     4.375      359.00      715        65.0
$1,450,000.01 - 1,500,000.00..        2,980,000       2         0.23     1,490,000     5.376      356.52      685        71.2
$1,750,000.01 - 1,800,000.00..        1,776,100       1         0.14     1,776,100     5.250      359.00      687        59.2
                                 --------------   -----       ------    ----------     -----      ------      ---        ----
       Total..................   $1,302,187,896   5,614       100.00%   $  231,954     5.294%     349.37      705        77.5%
                                 ==============   =====       ======    ==========     =====      ======      ===        ====


       As of the Cut-off Date, the average current principal balance of the initial Group 1 Loans will be approximately $231,954.

                                                   MORTGAGE RATES


                                                                                                WEIGHTED    WEIGHTED   WEIGHTED
                                                                                  WEIGHTED      AVERAGE      AVERAGE    AVERAGE
RANGE OF                                     NO. OF      % OF        AVERAGE       AVERAGE     REMG. TERM    CREDIT    ORIGINAL
MORTGAGE RATES (%)         CURRENT BALANCE    LOANS      TOTAL       BALANCE      GROSS WAC     (MONTHS)      SCORE       LTV
----------------------     ---------------    -----      -----       -------      ---------     --------    ---------  --------
2.000 - 2.499.........     $      426,726        1       0.03%     $426,726         2.250%       326.00       731        70.0%
2.500 - 2.999.........          2,370,650        9       0.18       263,406         2.805        359.12       756        72.1
3.000 - 3.499.........         14,093,504       50       1.08       281,870         3.234        354.25       740        66.5
3.500 - 3.999.........         83,944,107      281       6.45       298,733         3.750        355.53       719        73.4
4.000 - 4.499.........        214,993,625      704      16.51       305,389         4.208        354.23       716        72.9
4.500 - 4.999.........        312,979,836    1,074      24.03       291,415         4.700        356.12       712        74.8
5.000 - 5.499.........        268,008,493      902      20.58       297,127         5.186        356.90       711        74.5
5.500 - 5.999.........        194,399,927      736      14.93       264,130         5.678        358.55       698        79.5
6.000 - 6.499.........         72,858,539      296       5.60       246,144         6.179        358.92       675        84.3
6.500 - 6.999.........         47,791,092      202       3.67       236,590         6.647        359.17       677        86.3
7.000 - 7.499.........         23,365,364      117       1.79       199,704         7.178        357.17       670        88.6
7.500 - 7.999.........         12,995,370       68       1.00       191,108         7.691        355.52       666        87.6
8.000 - 8.499.........          3,601,622       20       0.28       180,081         8.155        352.20       665        91.8
8.500 - 8.999.........          4,845,996       42       0.37       115,381         8.679        320.12       647        85.6
9.000 - 9.499.........          4,105,106       66       0.32        62,199         9.214        214.01       706        96.0
9.500 - 9.999.........          6,646,053      110       0.51        60,419         9.726        189.82       690        96.3
10.000 - 10.499.......          4,467,733       79       0.34        56,554        10.195        177.63       686        98.2
10.500 - 10.999.......          4,292,619       71       0.33        60,459        10.660        180.27       683        98.8
11.000 - 11.499.......          1,156,263       20       0.09        57,813        11.123        172.42       657        97.3
11.500 - 11.999.......          2,061,275       47       0.16        43,857        11.907        150.23       695       111.0
12.000 - 12.499.......            555,396       12       0.04        46,283        12.225        158.62       673       111.2
12.500 - 12.999.......          4,815,178      138       0.37        34,893        12.834        127.27       692       117.3
13.000 - 13.499.......          1,184,566       36       0.09        32,905        13.226        134.67       694       117.2
13.500 - 13.999.......          7,959,566      254       0.61        31,337        13.873        118.65       676       118.3
14.000 - 14.499.......          1,906,930       59       0.15        32,321        14.233        119.40       666       117.2
14.500 - 14.999.......          3,684,340      120       0.28        30,703        14.820        119.33       653       115.6
15.000 - 15.499.......            699,975       28       0.05        24,999        15.286        118.95       638       115.4
15.500 - 15.999.......          1,372,548       53       0.11        25,897        15.751        132.01       639       116.9
16.000 - 16.499.......            131,217        4       0.01        32,804        16.148        152.20       639       121.6
16.500 - 16.999.......            392,248       12       0.03        32,687        16.655        170.60       642       114.0
17.500 - 17.999.......             58,101        2       0.00        29,050        17.500         95.24       654       124.2
19.000 - 19.499.......             23,932        1       0.00        23,932        19.250         53.00       621       100.0
                           --------------    -----     ------      --------         -----        ------       ---        ----
       Total..........     $1,302,187,896    5,614     100.00%     $231,954         5.294%       349.37       705        77.5%
                           ==============    =====     ======      ========         =====        ======       ===        ====



         The weighted average mortgage rate of the initial Group 1 Loans was approximately 5.294% per annum.

                                                NEXT ADJUSTMENT DATE*

                                                                                            WEIGHTED
                                                                                 WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                                                                 AVERAGE     REMG.    AVERAGE    AVERAGE
                            CURRENT         NO. OF       % OF        AVERAGE      GROSS       TERM     CREDIT    ORIGINAL
NEXT ADJUSTMENT DATE        BALANCE         LOANS        TOTAL       BALANCE       WAC      (MONTHS)   SCORE       LTV
---------------------  ---------------      -----        -----       -------     ---------  --------  ---------  --------
June 1, 2004.........  $   15,600,187          75        1.31%      $208,002       4.689%    326.12      676       83.6%
July 1, 2004.........      20,635,137          97        1.73        212,733       4.243     326.19      686       80.0
August 4, 2004.......      23,417,960         109        1.96        214,844       4.610     327.98      684       82.2
September 1, 2004....      10,129,977          46        0.85        220,217       5.354     345.76      674       81.9
October 1, 2004......      40,803,110         149        3.42        273,846       4.868     358.24      693       78.0
November 1, 2004.....     105,017,531         367        8.81        286,151       4.661     357.53      701       78.3
December 1, 2004.....      19,881,605          70        1.67        284,023       5.161     360.00      698       80.4
April 1, 2005........       1,004,849           2        0.08        502,425       4.438     359.00      683       72.1
July 1, 2005.........         582,171           1        0.05        582,171       5.500     350.00      748       75.0
August 1, 2005.......         213,300           1        0.02        213,300       7.125     351.00      664       90.0
November 1, 2005.....         405,922           2        0.03        202,961       6.791     354.00      654       93.0
December 1, 2005.....          90,920           1        0.01         90,920       8.500     355.00      668       95.0
January 1, 2006......         212,851           1        0.02        212,851       5.750     356.00      770       95.0
February 1, 2006.....         885,563           6        0.07        147,594       6.422     357.14      657       86.2
March 1, 2006........      10,387,450          50        0.87        207,749       6.075     358.05      657       80.9
April 1, 2006........     128,312,742         467       10.76        274,760       5.487     359.00      683       82.0
May 1, 2006..........     200,346,292         778       16.80        257,515       5.153     360.00      696       79.5
June 1, 2006.........      32,344,360         122        2.71        265,118       5.108     360.00      702       80.8
August 1, 2006.......         424,472           1        0.04        424,472       4.125     351.00      769       35.8
October 1, 2006......         107,000           1        0.01        107,000       5.000     353.00      787       67.3
December 1, 2006.....         963,781           4        0.08        240,945       4.617     355.00      709       76.9
January 1, 2007......      10,198,643          29        0.86        351,677       4.712     356.00      726       74.5
February 1, 2007.....       6,786,091          21        0.57        323,147       4.683     357.03      713       75.2
March 1, 2007........      33,685,199          92        2.83        366,143       4.526     358.06      714       75.3
April 1, 2007........      76,402,854         288        6.41        265,288       4.900     359.00      708       77.9
May 1, 2007..........     126,017,609         445       10.57        283,186       4.887     360.00      706       75.4
June 1, 2007.........      17,491,038          65        1.47        269,093       5.088     360.00      698       75.8
July 1, 2008.........         426,342           1        0.04        426,342       4.625     350.00      753       80.0
September 1, 2008....         688,343           2        0.06        344,172       5.500     352.00      706       77.3
November 1, 2008.....         215,230           1        0.02        215,230       4.375     354.00      745       70.0
December 1, 2008.....         389,999           2        0.03        195,000       5.980     355.00      682       65.6
February 1, 2009.....         336,843           3        0.03        112,281       6.063     357.00      679       79.4
March 1, 2009........       7,841,162          32        0.66        245,036       5.727     358.00      727       80.4
April 1, 2009........     116,398,010         430        9.76        270,693       5.256     359.00      712       77.7
May 1, 2009..........     126,832,248         400       10.64        317,081       5.031     360.00      724       71.0
June 1, 2009.........       4,829,100          17        0.41        284,065       5.635     360.00      695       74.6
November 1, 2010.....         396,893           1        0.03        396,893       5.500     354.00      774       70.0
January 1, 2011......         152,334           1        0.01        152,334       5.375     356.00      705       80.0
February 1, 2011.....         489,930           1        0.04        489,930       5.750     357.00      799       38.0
March 1, 2011........       3,363,005           7        0.28        480,429       5.037     358.00      711       77.1
April 1, 2011........      20,927,596          54        1.76        387,548       5.074     359.00      732       71.3
May 1, 2011..........      16,269,797          43        1.36        378,367       4.869     360.00      736       67.5
November 1, 2013.....         138,962           1        0.01        138,962       5.750     354.00      743       80.0
February 1, 2014.....         633,549           1        0.05        633,549       4.375     357.00      764       75.0
March 1, 2014........       1,120,303           2        0.09        560,152       5.533     358.00      710       71.4
April 1, 2014........       6,691,978          15        0.56        446,132       5.196     359.00      741       59.6
May 1, 2014..........       1,811,856           4        0.15        452,964       5.203     360.00      687       65.5
                       --------------       -----      ------       --------       -----     ------      ---       ----
       Total           $1,192,302,094       4,308      100.00%      $276,765       5.042%    357.47      703       77.4%
                       ==============       =====      ======       ========       =====     ======      ===       ====


         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the initial Group 1 Loans will be approximately 33 months.

* Excludes the fixed rate mortgage loans in Loan Group 1



                                                    GROSS MARGIN*

                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF GROSS               CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MARGINS (%)                  BALANCE         LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
---------------------   --------------       -----       -----        -------     --------   --------      -----     --------
< 1.250..............   $      790,050          2         0.07%       $395,025      4.147%    340.72        710       74.6%
1.500 - 1.749........          489,159          1         0.04         489,159      3.000     360.00        725       60.5
1.750 - 1.999........        2,114,500          8         0.18         264,313      3.394     358.64        748       77.4
2.000 - 2.249........       23,586,072        102         1.98         231,236      4.872     355.98        728       76.9
2.250 - 2.499........      250,662,633        617        21.02         406,260      4.745     358.86        727       71.2
2.500 - 2.749........       17,298,400         61         1.45         283,580      4.317     347.29        723       76.0
2.750 - 2.999........       77,060,990        310         6.46         248,584      4.912     349.93        710       78.7
3.000 - 3.249........       81,019,420        302         6.80         268,276      4.631     352.87        710       78.0
3.250 - 3.499........      206,242,969        780        17.30         264,414      4.934     357.86        726       77.7
3.500 - 3.749........      166,665,190        667        13.98         249,873      5.002     358.16        699       80.5
3.750 - 3.999........      212,065,495        842        17.79         251,859      5.121     359.56        677       77.5
4.000 - 4.249........       19,637,105         80         1.65         245,464      5.413     357.54        665       78.2
4.250 - 4.499........       29,057,858        117         2.44         248,358      5.395     358.92        659       77.5
4.500 - 4.749........       11,943,078         49         1.00         243,736      6.054     359.44        665       82.7
4.750 - 4.999........       10,051,942         45         0.84         223,376      6.137     359.11        678       85.9
5.000 - 5.249........       14,095,285         62         1.18         227,343      6.465     358.56        664       84.1
5.250 - 5.499........        6,427,175         32         0.54         200,849      6.253     358.43        670       82.6
5.500 - 5.749........        4,494,397         21         0.38         214,019      6.143     359.07        632       82.0
5.750 - 5.999........       12,193,533         46         1.02         265,077      6.024     359.13        669       80.1
6.000 - 6.249........       20,080,086         66         1.68         304,244      6.132     358.03        663       87.5
6.250 - 6.499........       16,191,880         54         1.36         299,850      6.404     358.70        645       91.7
6.500 - 6.749........        5,176,367         21         0.43         246,494      6.546     359.42        635       90.6
6.750 - 6.999........        1,063,965          4         0.09         265,991      7.052     359.57        655       90.4
7.000 - 7.249........          735,050          3         0.06         245,017      7.250     358.68        649       91.1
7.250 - 7.499........          529,644          3         0.04         176,548      7.530     359.24        690       90.5
7.500 - 7.749........          820,471          4         0.07         205,118      7.886     359.68        649       89.8
8.000 - 8.249........          365,320          2         0.03         182,660      8.314     359.49        648       91.8
8.250 - 8.499........          494,145          2         0.04         247,072      8.500     359.47        631       95.0
8.500 - 8.749........          147,167          1         0.01         147,167      8.875     360.00        636       95.0
8.750 - 8.999........          421,036          2         0.04         210,518      9.088     359.70        668       91.5
9.000 - 9.249........          128,185          1         0.01         128,185      9.375     360.00        626       95.0
9.250 - 9.499........          253,525          1         0.02         253,525      9.500     360.00        630       95.0
                        --------------      -----       ------        --------      -----     ------        ---       ----
       Total.........   $1,192,302,094      4,308       100.00%       $276,765      5.042%    357.47        703       77.4%
                        ==============      =====       ======        ========      =====     ======        ===       ====



       As of the Cut-off Date, the weighted average Gross Margin of the initial Group 1 Loans will be approximately 3.351% per annum.

* Excludes the fixed rate mortgage loans in Loan Group 1

                                               MAXIMUM MORTGAGE RATE*

                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MAXIMUM             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)           BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
-----------------------   --------------    -----      -------        -------     --------   --------    --------    ---------
8.500 - 8.999...........  $    2,864,359       11        0.24%       $260,396       2.982%    358.88        751       72.8%
9.000 - 9.499...........      29,301,365       87        2.46         336,797       3.838     359.51        738       68.7
9.500 - 9.999...........     116,994,660      351        9.81         333,318       4.123     359.46        727       71.7
10.000 - 10.499.........     216,013,400      649       18.12         332,840       4.441     359.44        719       72.3
10.500 - 10.999.........     275,372,101      961       23.10         286,547       4.796     359.48        709       75.8
11.000 - 11.499.........     175,448,976      645       14.72         272,014       5.209     359.44        699       78.3
11.500 - 11.999.........     153,220,292      602       12.85         254,519       5.712     359.26        691       82.0
12.000 - 12.499.........      67,590,214      274        5.67         246,680       6.165     359.28        677       84.7
12.500 - 12.999.........      70,013,603      295        5.87         237,334       5.617     346.88        688       82.9
13.000 - 13.499.........      31,128,345      153        2.61         203,453       6.367     349.26        674       87.3
13.500 - 13.999.........      27,544,603      138        2.31         199,599       5.931     340.79        665       85.2
14.000 - 14.499.........      11,206,714       53        0.94         211,447       5.869     338.81        647       86.8
14.500 - 14.999.........       8,538,399       46        0.72         185,617       6.355     335.63        650       86.5
15.000 - 15.499.........       3,825,173       22        0.32         173,872       6.110     331.80        642       90.5
15.500 - 15.999.........       1,873,553       12        0.16         156,129       7.146     339.59        625       85.0
16.000 - 16.499.........         332,362        2        0.03         166,181       6.921     334.00        578       85.9
16.500 - 16.999.........         744,766        5        0.06         148,953       7.311     334.65        655       88.1
17.000 - 17.499.........          82,301        1        0.01          82,301      10.125     324.00        554       70.0
18.000 - 18.499.........         206,911        1        0.02         206,911       9.625     328.00        551       70.0
                          --------------    -----      ------        --------       -----     ------        ---       ----
       Total............  $1,192,302,094    4,308      100.00%       $276,765       5.042%    357.47        703       77.4%
                          ==============    =====      ======        ========       =====     ======        ===       ====

-----------------

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the initial Group 1 Loans will be approximately 11.095% per annum.

* Excludes the fixed rate mortgage loans in Loan Group 1

                                             INITIAL FIXED-RATE PERIOD*


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
CREDIT ORIGINAL             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INITIAL FIXED PERIOD        BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------     --------------    -----      -------        -------     --------   --------    --------    ---------
Six Months...........    $  187,637,164      672       15.74%        $279,222     4.707%    355.69        698       78.9%
One Year.............         1,004,849        2        0.08          502,425     4.438     359.00        683       72.1
Two Years............       417,121,148    1,649       34.98          252,954     5.215     356.04        689       80.7
Three Years..........       276,585,452      967       23.20          286,024     4.893     358.68        708       76.1
Five Years...........       257,957,277      888       21.64          290,492     5.167     359.43        718       74.4
Seven Years..........        41,599,556      107        3.49          388,781     5.004     359.23        733       69.9
Ten Years............        10,396,649       23        0.87          452,028     5.191     358.88        730       63.1
                         --------------    -----      ------         --------     -----     ------        ---       ----
       Total.........    $1,192,302,094    4,308      100.00%        $276,765     5.042%    357.47        703       77.4%
                         ==============    =====      ======         ========     =====     ======        ===       ====


* Excludes the fixed rate mortgage loans in Loan Group 1



                                                  INITIAL RATE CAP*


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
CREDIT ORIGINAL             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INITIAL CAP (%)             BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------     --------------    -----      -------        -------     --------   --------    --------    ---------
1.000...............     $  185,027,302      662       15.52%        $279,497     4.683%    355.64        700       78.8%
1.500...............          2,259,322        8        0.19          282,415     6.776     359.86        571       73.4
2.000...............         78,904,794      203        6.62          388,694     4.509     358.41        722       75.4
3.000...............        664,849,183    2,596       55.76          256,105     5.179     357.12        695       78.5
5.000...............        130,580,532      373       10.95          350,082     5.070     359.29        724       73.1
6.000...............        130,680,961      466       10.96          280,431     5.119     359.39        721       75.5
       Total........     $1,192,302,094    4,308      100.00%        $276,765     5.042%    357.47        703       77.4%

* Excludes the fixed rate mortgage loans in Loan Group 1



                                                 PERIODIC RATE CAP*


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
CREDIT ORIGINAL             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
SUBSEQUENT CAP (%)          BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------     --------------    -----      -------        -------     --------   --------    --------    ---------
0.375...............     $      230,900        1        0.02%        $230,900      3.625%    359.00       707       70.0%
0.500...............            332,500        1        0.03          332,500      4.250     360.00       683       70.0
0.750...............            224,000        1        0.02          224,000      5.750     360.00       675       90.0
1.000...............        894,215,045    3,385       75.00          264,170      5.072     356.94       697       78.4
1.500...............          4,942,395       27        0.41          183,052      7.150     356.63       574       73.2
2.000...............        292,357,254      893       24.52          327,388      4.915     359.09       723       74.6
                         --------------    -----      ------         --------      -----     ------       ---       ----
       Total........     $1,192,302,094    4,308      100.00%        $276,765      5.042%    357.47       703       77.4%
                         ==============    =====      ======         ========      =====     ======       ===       ====


* Excludes the fixed rate mortgage loans in Loan Group 1

                                       ORIGINAL LOAN-TO-VALUE RATIOS(1)


                                                                                        WEIGHTED
                                                                              WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                              AVERAGE    REMG.    AVERAGE    AVERAGE
RANGE OF LOAN-TO-VALUE       CURRENT       NO. OF      % OF        AVERAGE     GROSS      TERM     CREDIT   ORIGINAL
RATIOS (%)                   BALANCE       LOANS       TOTAL       BALANCE      WAC     (MONTHS)   SCORE       LTV
----------------------   ---------------   -----       -----       -------    -------   --------   -----    --------
0.01 - 20.00..........   $    1,709,288        7        0.13%      $244,184    4.709%    284.08     748        18.0%
20.01 - 25.00.........        2,421,914        8        0.19        302,739    4.833     359.26     765        21.4
25.01 - 30.00.........        5,832,427       18        0.45        324,024    4.842     334.60     752        27.5
30.01 - 35.00.........        6,850,715       23        0.53        297,857    4.681     354.42     757        32.6
35.01 - 40.00.........        8,397,718       28        0.64        299,918    4.642     351.70     741        38.0
40.01 - 45.00.........       14,830,342       47        1.14        315,539    4.885     351.94     745        42.6
45.01 - 50.00.........       18,835,930       60        1.45        313,932    4.792     348.73     736        48.0
50.01 - 55.00.........       18,560,078       61        1.43        304,264    4.771     346.31     736        52.7
55.01 - 60.00.........       34,581,305       97        2.66        356,508    4.837     355.57     722        58.2
60.01 - 65.00.........       58,441,178      150        4.49        389,608    4.720     358.34     720        63.2
65.01 - 70.00.........      177,228,944      583       13.61        303,995    4.508     357.47     709        69.3
70.01 - 75.00.........       82,023,687      253        6.30        324,204    4.998     356.17     705        73.6
75.01 - 80.00.........      591,462,140    2,075       45.42        285,042    4.991     357.99     706        79.7
80.01 - 85.00.........       19,466,729       83        1.49        234,539    5.723     353.57     692        84.6
85.01 - 90.00.........      129,007,323      659        9.91        195,762    5.913     350.79     686        89.7
90.01 - 95.00.........       78,228,164      394        6.01        198,549    6.192     347.76     682        94.8
95.01 - 100.00........       32,467,354      390        2.49         83,250    7.978     261.79     701        99.7
100.01 - 105.00.......          993,827       37        0.08         26,860    3.653     122.04     672       102.6
105.01 - 110.00.......        1,344,610       47        0.10         28,609    3.419     117.47     684       107.3
110.01 - 115.00.......        2,129,979       72        0.16         29,583    4.089     126.53     666       112.8
115.01 - 120.00.......        3,295,503      100        0.25         32,955    3.762     124.06     677       117.6
120.01 - 125.00.......       13,956,851      418        1.07         33,390    3.869     120.12     676       123.7
125.01 - 130.00.......           62,574        2        0.00         31,287    4.451     188.37     640       126.6
130.01 - 135.00.......           59,315        2        0.00         29,658    5.608     173.29     641       134.5
                         --------------    -----      ------       --------    -----     ------     ---        ----
       Total..........   $1,302,187,896    5,614      100.00%      $231,954    5.294%    349.37     705        77.5%
                         ==============    =====      ======       ========    =====     ======     ===        ====


       The weighted average of the loan-to-value ratios of the initial Group 1 Loans at origination was approximately 77.53%.

       (1) With respect to the fixed-rate second lien initial Group 1 Loans, the combined loan-to-value ratio.



                                                   OCCUPANCY TYPES

                                                                                       WEIGHTED
                                                                             WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                             AVERAGE    REMG.    AVERAGE    AVERAGE
                              CURRENT       NO. OF    % OF        AVERAGE     GROSS      TERM     CREDIT   ORIGINAL
OCCUPANCY                     BALANCE       LOANS     TOTAL       BALANCE      WAC     (MONTHS)   SCORE       LTV
------------------        ---------------   -----     -----       -------    -------   --------   -----    --------
Owner Occupied..........  $1,090,149,727    4,697    83.72%      $232,095     5.298%    347.76     704       77.8%
Investment..............     175,919,189      775    13.51        226,993     5.327     357.46     711       75.7
Second Home.............      36,118,980      142     2.77        254,359     5.031     358.62     716       78.6
                          --------------    -----   ------       --------     -----     ------     ---       ----
       Total............  $1,302,187,896    5,614   100.00%      $231,954     5.294%    349.37     705       77.5%
                          ==============    =====   ======       ========     =====     ======     ===       ====


       Occupancy type is based on the representation of the borrower at the time of origination.

                                    MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                      WEIGHTED
                                                                            WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                            AVERAGE    REMG.    AVERAGE    AVERAGE
CREDIT ORIGINAL              CURRENT       NO. OF    % OF        AVERAGE     GROSS      TERM     CREDIT   ORIGINAL
DOCUMENT TYPE                BALANCE       LOANS     TOTAL       BALANCE      WAC     (MONTHS)   SCORE       LTV
-----------------------  ---------------   -----     -----       -------    -------   --------   -----    --------
Progressive Series
Program (Limited
(Stated)
Documentation).........  $  534,122,539    1,916     41.02%     $278,770     5.073%    354.99    706        76.1%
Progressive Series
Program
(Full Documentation)...     381,436,179    2,123     29.29       179,668     5.504     338.04    709        77.4
Progressive Express
Program
(Non Verified Assets)..     159,613,612      597     12.26       267,359     5.403     352.25    694        79.9
Progressive Express
Program
(Verified Assets)......     123,730,124      533      9.50       232,139     5.274     349.16    698        82.0
Progressive Express
No Doc
Program
(No Documentation).....      80,909,904      346      6.21       233,844     5.548     358.52    715        75.5
Progressive Series
Program (Full
Income/Stated Assets
Documentation).........      10,201,504       49      0.78       208,194     4.983     359.07    679        79.3
Progressive Series
Program (No Income/No
Asset Documentation)...       5,962,791       22      0.46       271,036     5.632     353.74    699        76.7
Progressive Express
Program No Do Program
(Verified Assets)......       5,561,443       23      0.43       241,802     5.979     359.68    699        84.9
Progressive Series
Program (Alternative
Documentation).........         498,086        4      0.04       124,521     5.638     289.81    690        84.1
Progressive Express
Priority Refi Program
(Limited (Stated)
Documentation).........         151,715        1      0.01       151,715     4.625     325.00    690        85.0
       Total...........  $1,302,187,896    5,614    100.00%     $231,954     5.294%    349.37    705        77.5%

       SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                                   RISK CATEGORIES


                                                                                           WEIGHTED
                                                                                 WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                 AVERAGE    REMG.    AVERAGE    AVERAGE
CREDIT ORIGINAL                   CURRENT       NO. OF    % OF        AVERAGE     GROSS      TERM     CREDIT   ORIGINAL
CREDIT GRADE CATEGORY             BALANCE       LOANS     TOTAL       BALANCE      WAC     (MONTHS)   SCORE       LTV
----------------------------  ---------------   -----     -----       -------    -------   --------   -----    --------
A+(1).......................     756,849,362     2,668    58.12       283,677     4.907    354.73      734       74.3
A(1)........................     314,023,488     1,939    24.12       161,951     6.043    335.20      658       82.2
A-(1).......................      27,827,072       112     2.14       248,456     5.981    358.74      613       79.2
B(1)........................         394,700         1     0.03       394,700     7.125    360.00      576       71.8
C(1)........................         346,697         2     0.03       173,349     8.718    340.50      561       74.0
Progressive Express(TM)I(2).     107,964,677       458     8.29       235,731     5.338    351.24      724       82.2
Progressive Express(TM)II(2)      77,316,934       347     5.94       222,815     5.575    348.98      651       83.3
Progressive Express(TM)III(2)      9,971,572        49     0.77       203,501     5.563    347.90      616       78.0
Progressive Express(TM)IV(2)       4,861,622        22     0.37       220,983     5.729    339.93      597       82.0
Progressive Express(TM)V(2).       1,623,549        11     0.12       147,595     7.296    354.48      581       75.2
Progressive Express(TM)VI(2)       1,008,223         5     0.08       201,645     7.324    359.82      537       68.9
       Total................   1,302,187,896     5,614   100.00       231,954     5.294    349.37      705       77.5


     (1) All of these initial Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and IV, V and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

     (2) These initial Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these initial Group 1 Loans do not correspond to the alphabetical risk categories listed above.

       SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                                   PROPERTY TYPES

                                                                                              WEIGHTED
                                                                                    WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                    AVERAGE    REMG.    AVERAGE    AVERAGE
                                     CURRENT       NO. OF    % OF        AVERAGE     GROSS      TERM     CREDIT   ORIGINAL
PROPERTY TYPE                        BALANCE       LOANS     TOTAL       BALANCE      WAC     (MONTHS)   SCORE       LTV
----------------------------     ---------------   -----     -----       -------    -------   --------   -----    --------
Single Family Residence.......   $  829,951,760    3,764     63.74%     $220,497    5.367%    346.81     704       77.3%
De minimis PUD................      140,465,618      529     10.79       265,530    5.104     352.86     694       79.3
Planned Unit Development......      126,863,718      461      9.74       275,192    5.090     354.65     714       79.2
Condominium...................      112,859,711      540      8.67       208,999    5.193     352.61     712       78.5
Two Family....................       41,243,532      139      3.17       296,716    5.384     356.74     707       74.6
Four Family...................       19,060,979       61      1.46       312,475    5.331     355.43     712       70.5
Three Family..................       16,787,788       56      1.29       299,782    5.333     354.39     708       71.0
Hi-rise/Condominium...........       11,560,742       43      0.89       268,854    5.068     357.24     707       75.7
Townhouse.....................        2,867,047       19      0.22       150,897    5.840     349.54     699       82.4
Condotel......................          527,000        2      0.04       263,500    4.462     360.00     723       70.0
       Total..................   $1,302,187,896    5,614    100.00%     $231,954    5.294%    349.37     705       77.5%

                                   GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                               WEIGHTED
                                                                                                AVERAGE    WEIGHTED    WEIGHTED
                                                                                    WEIGHTED     REMG.      AVERAGE     AVERAGE
                               CURRENT        NO. OF        % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
STATE                          BALANCE         LOANS       TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
-----------------------     ---------------   ------       -----       --------    ----------  ---------   --------    --------
Alaska..................    $      491,436       15         0.04%      $ 32,762       13.522%    104.12       684       112.2%
Alabama.................           738,622        6         0.06        123,104        5.838     351.05       659        80.9
Arkansas................         1,214,697       25         0.09         48,588       10.674     218.27       674       100.8
Arizona.................        23,086,666      133         1.77        173,584        5.460     352.77       697        80.9
California..............       811,277,211    2,701        62.30        300,362        5.038     352.59       709        75.4
Colorado................        23,030,787      108         1.77        213,248        5.119     347.94       693        78.3
Connecticut.............         8,693,079       52         0.67        167,175        6.269     325.91       697        75.6
District of Columbia....         2,508,942       10         0.19        250,894        5.464     353.39       714        78.4
Delaware................         1,880,990       14         0.14        134,356        6.725     335.43       671        87.5
Florida.................       128,940,291      745         9.90        173,074        5.622     350.84       702        82.5
Georgia.................        21,532,018      153         1.65        140,732        5.902     337.31       693        84.6
Hawaii..................         9,283,531       40         0.71        232,088        5.853     338.88       676        76.2
Iowa....................           910,089       21         0.07         43,338       11.306     205.02       668       111.0
Idaho...................         2,203,886       23         0.17         95,821        7.056     311.45       676        90.2
Illinois................        17,447,444       84         1.34        207,708        5.509     349.51       696        79.1
Indiana.................         2,690,403       48         0.21         56,050        8.567     253.23       684        98.9
Kansas..................           930,682       28         0.07         33,239       14.001     113.00       681       116.4
Kentucky................         2,017,926       21         0.15         96,092        7.049     302.71       698        84.6
Louisiana...............           815,788       15         0.06         54,386        8.713     259.95       708        88.3
Massachusetts...........         6,154,780       21         0.47        293,085        5.198     356.85       721        77.2
Maryland................        29,173,812      137         2.24        212,948        5.375     350.70       696        76.4
Maine...................           376,288        4         0.03         94,072        6.846     317.81       671        73.3
Michigan................         7,541,881       38         0.58        198,471        5.585     352.30       693        78.8
Minnesota...............         5,001,754       38         0.38        131,625        6.889     335.89       703        86.9
Missouri................         1,832,845       11         0.14        166,622        5.442     350.10       695        78.8
Mississippi.............           986,897       22         0.08         44,859       10.306     218.67       681        97.5
Montana.................           662,795       10         0.05         66,279        8.035     264.43       679        96.5
North Carolina..........         5,455,724       31         0.42        175,991        5.215     353.97       717        82.0
North Dakota............           373,635       12         0.03         31,136       13.705     121.06       667       124.4
Nebraska................           528,082       16         0.04         33,005       13.583     119.82       687       120.9
New Hampshire...........         1,504,493        6         0.12        250,749        6.462     359.88       662        83.3
New Jersey..............        25,012,583       87         1.92        287,501        5.378     358.15       712        72.7
New Mexico..............         1,687,082       23         0.13         73,351        8.475     268.59       682        93.4
Nevada..................        26,947,781      142         2.07        189,773        5.488     350.10       697        81.5
New York................        17,992,303       58         1.38        310,212        5.659     348.59       701        75.6
Ohio....................         5,847,312       64         0.45         91,364        6.598     313.11       695        89.2
Oklahoma................           948,532       33         0.07         28,743       13.610     104.31       680       118.0
Oregon..................         7,197,542       54         0.55        133,288        5.889     339.83       703        80.8
Pennsylvania............         3,927,015       24         0.30        163,626        5.707     351.89       685        83.2
Rhode Island............           955,731        6         0.07        159,288        7.135     330.36       671        83.4
South Carolina..........         4,206,896       47         0.32         89,508        6.778     301.54       695        89.2
South Dakota............           527,671       14         0.04         37,691       11.085     187.66       694       107.2
Tennessee...............         2,798,377       23         0.21        121,669        5.701     349.91       692        82.9
Texas...................        10,623,927       70         0.82        151,770        5.486     348.54       674        79.9
Utah....................         9,436,907       60         0.72        157,282        5.315     355.68       698        79.9
Virginia................        46,448,420      201         3.57        231,087        5.212     352.55       714        79.8
Vermont.................           913,091        3         0.07        304,364        5.258     359.00       688        86.3
Washington..............        15,956,220       92         1.23        173,437        5.574     337.52       703        82.8
Wisconsin...............           953,188       13         0.07         73,322        7.442     308.80       662        90.1
West Virginia...........           122,743        1         0.01        122,743        5.750     359.00       652        73.9
Wyoming.................           397,104       11         0.03         36,100       12.159     177.60       706       112.3
       Total............    $1,302,187,896    5,614       100.00%      $231,954        5.294%    349.37       705        77.5%

_____________________________
       No more than approximately 0.69% of the initial Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                DEBT TO INCOME RATIO

                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     REMG.      AVERAGE    AVERAGE
RANGE OF DEBT-TO-                          NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INCOME RATIO (%)         CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
----------------------   ---------------   ------       -----      ---------    ---------  ---------   --------    --------

2.01 - 5.00...........   $      559,890         4        0.04%     $139,972       5.254%    352.94        677        79.2%
5.01 - 10.00..........        3,454,735        11        0.27       314,067       4.781     359.59        725        66.5
10.01 - 15.00.........        8,787,135        34        0.67       258,445       5.142     345.74        723        69.6
15.01 - 20.00.........       23,763,304        92        1.82       258,297       4.888     345.25        722        69.0
20.01 - 25.00.........       53,162,458       211        4.08       251,955       5.099     350.13        718        72.0
25.01 - 30.00.........       86,218,001       347        6.62       248,467       5.048     349.81        713        71.5
30.01 - 35.00.........      157,077,778       650       12.06       241,658       5.227     350.52        709        76.3
35.01 - 40.00.........      209,705,766       901       16.10       232,748       5.304     350.21        707        77.9
40.01 - 45.00.........      208,253,850       951       15.99       218,984       5.388     346.36        702        79.1
45.01 - 50.00.........      166,129,945       840       12.76       197,774       5.526     343.88        697        80.1
50.01 - 55.00.........       21,652,362        77        1.66       281,200       4.725     346.75        712        70.9
Greater than 55.00....        2,891,603        12        0.22       240,967       5.235     357.60        723        67.5
Not Required..........      360,531,069     1,484       27.69       242,945       5.315     352.78        702        79.4
       Total..........   $1,302,187,896     5,614      100.00%     $231,954       5.294%    349.37        705        77.5%


       As of the Cut-off Date, the weighted average debt to income ratio of the initial Group 1 Loans will be approximately 37.52% per annum.



                                                 PREPAYMENT PENALTY

                                                                                          WEIGHTED
                                                                               WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                AVERAGE     REMG.      AVERAGE    AVERAGE
                                          NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS        CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
----------------------  ---------------   ------       -----      ---------    ---------  ---------   --------    --------
0.....................  $  507,238,376    2,398        38.95%      $211,526      5.461%    341.05       714        75.7%
3.....................         433,578        1         0.03        433,578      6.125     360.00       582        70.0
4.....................         624,800        2         0.05        312,400      4.871     359.00       743        80.0
6.....................       8,504,367       27         0.65        314,977      5.121     354.99       705        73.4
7.....................       1,926,980        4         0.15        481,745      4.604     359.22       726        67.1
12....................     180,978,268      702        13.90        257,804      4.980     353.16       700        78.2
24....................     297,823,767    1,226        22.87        242,923      5.243     354.73       690        80.9
36....................     184,298,163      774        14.15        238,111      5.263     355.44       705        77.0
48....................         224,000        1         0.02        224,000      3.125     360.00       742        70.0
60....................     120,135,596      479         9.23        250,805      5.263     355.54       712        77.4
       Total..........  $1,302,187,896    5,614       100.00%      $231,954      5.294%    349.37       705        77.5%

                                       MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                         WEIGHTED
                                                                              WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                               AVERAGE     REMG.      AVERAGE    AVERAGE
                                         NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF MONTHS        CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
-------------------    ---------------   ------       -----      ---------    ---------  ---------   --------    --------
1 - 120............    $   15,360,936      507         1.18%      $ 30,298      13.413%     95.97       677       113.1%
121 - 180..........        33,112,995      593         2.54         55,840      10.155     168.79       697        95.6
181 - 240..........         2,892,160       42         0.22         68,861       9.885     228.24       708        85.7
241 - 300..........            41,928        1         0.00         41,928      10.000     261.00       685       100.0
301-360............     1,250,779,878    4,471        96.05        279,754       5.055     357.55       706        76.6
       Total.......    $1,302,187,896    5,614       100.00%      $231,954       5.294%    349.37       705        77.5%

       As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the initial Group 1 Loans will be approximately 349 months.


                                                    CREDIT SCORES

                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF CREDIT SCORES    CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
----------------------    ---------------   ------       -----      ---------    ---------  ---------   --------    --------
Not Required..........    $      491,136        3          0.04%     $163,712      4.345%    359.46                   68.2%
Greater than 820......           230,000        1          0.02       230,000      5.875     360.00       821         51.1
801 - 820.............        17,760,944       52          1.36       341,557      4.731     358.18       806         62.5
781 - 800.............        58,508,208      212          4.49       275,982      4.831     353.63       789         68.8
761 - 780.............       128,183,882      425          9.84       301,609      4.848     353.72       770         71.2
741 - 760.............       141,376,615      511         10.86       276,667      4.909     354.17       750         75.0
721 - 740.............       166,368,540      639         12.78       260,358      4.976     352.73       730         77.3
701 - 720.............       175,842,624      718         13.50       244,906      5.147     350.35       710         78.1
681 - 700.............       190,729,858      866         14.65       220,242      5.370     347.15       690         79.3
661 - 680.............       160,303,373      798         12.31       200,881      5.616     344.95       670         81.4
641 - 660.............       126,827,396      695          9.74       182,485      5.791     342.04       651         81.4
621 - 640.............        91,163,990      487          7.00       187,195      6.006     344.79       631         81.5
601 - 620.............        34,286,343      152          2.63       225,568      5.897     353.02       611         79.8
581 - 600.............         7,399,721       36          0.57       205,548      6.046     349.43       590         79.8
561 - 580.............         1,349,604        9          0.10       149,956      8.006     335.60       573         72.4
541 - 560.............           729,168        6          0.06       121,528      8.497     331.85       550         71.4
521 - 540.............           442,700        2          0.03       221,350      7.689     360.00       535         71.8
501 - 520.............           164,865        1          0.01       164,865      7.000     360.00       515         57.9
Less than 500.........            28,929        1          0.00        28,929     14.500     214.00       490        115.5
       Total..........    $1,302,187,896    5,614        100.00%     $231,954      5.294%    349.37       705         77.5%

       As of the Cut-off Date, the weighted average credit score of the initial Group 1 Loans will be approximately 705.

                                              RANGE OF MONTHS TO ROLL*

                                                                                        WEIGHTED
                                                                             WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                              AVERAGE     REMG.      AVERAGE    AVERAGE
                                        NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF MONTHS       CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
------------------    ---------------   ------       -----      ---------    ---------  ---------   --------    --------
1 - 6.............    $  235,485,507      913         19.75%     $257,925      4.729%     349.59      694        79.5%
7 - 12............         1,004,849        2          0.08       502,425      4.438      359.00      683        72.1
13 - 18...........         1,201,393        4          0.10       300,348      6.225      351.53      701        83.7
19 - 24...........       372,580,178    1,425         31.25       261,460      5.294      359.59      691        80.5
25 - 31...........         1,495,253        6          0.13       249,209      4.504      353.72      732        64.6
32 - 37...........       270,581,433      940         22.69       287,853      4.847      359.25      708        76.1
50 - 55...........         1,719,914        6          0.14       286,652      5.251      352.43      717        74.4
56 - 61...........       256,237,363      882         21.49       290,519      5.167      359.48      718        74.4
74-79.............           396,893        1          0.03       396,893      5.500      354.00      774        70.0
80 - 85...........        41,202,663      106          3.46       388,704      4.999      359.28      733        69.9
Greater than 85...        10,396,649       23          0.87       452,028      5.191      358.88      730        63.1
       Total......    $1,192,302,094    4,308        100.00%     $276,765      5.042%     357.47      703        77.4%

       As of the Cut-off Date, the weighted average months to roll of the initial Group 1 Loans will be approximately 33 months.

* Excludes the fixed rate mortgage loans in Loan Group 1



                                                    LOAN PURPOSES


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
LOAN PURPOSE              CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
------------------------  ---------------   ------       -----      ---------    ---------  ---------   --------    --------
Purchase................  $  746,004,710    3,023        57.29%      $246,776     5.182%    353.06        710       81.0%
Refinance - Cash Out....     353,060,475    1,959        27.11        180,225     5.746     339.35        688       75.7
Refinance - Rate/Term...     203,122,710      632        15.60        321,397     4.921     353.25        716       68.1
       Total............  $1,302,187,896    5,614       100.00%      $231,954     5.294%    349.37        705       77.5%

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $100,280,209, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $1,103,459. No Group 2 Loan had a principal balance at origination of greater than approximately $3,100,000 or less than approximately $209,500. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $1,101,980. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $3,096,188 or less than approximately $209,500.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 4.250% per annum to approximately 6.500% per annum and the weighted average mortgage rate was approximately 5.167% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 359 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to February 1, 2004, or after July 1, 2004, or will have a remaining term to maturity of less than 356 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is June 1, 2034.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 66.05%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 77.00% or less than approximately 19.25%.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         None of the Group 2 Loans have reached their first adjustment date as of the Closing Date.

         All of the Group 2 Loans provide for prepayment charges.

         The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.15x but not more than 4.97x, with a weighted average debt service coverage ratio of approximately 1.37x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 75.00% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 97.05%.

         All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

         None of the Group 2 Loans are cross-collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

         SEE "THE MORTGAGE POOL -- MULTIFAMILY LOANS" IN THE PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION ABOUT THE MULTIFAMILY LOANS. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- SERVICING OF MULTIFAMILY LOANS" IN THE PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE SERVICING OF MULTIFAMILY LOANS.

         Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                               MORTGAGE LOAN PROGRAMS
                                                                                          WEIGHTED
                                                                               WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                AVERAGE     REMG.      AVERAGE    AVERAGE
                                          NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
LOAN PROGRAMS           CURRENT BALANCE    LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
---------------------   ---------------   ------       -----      ---------    ---------  ---------   --------    --------
30Y LIBOR 6MO........   $  6,291,495         6          6.27%    $1,048,583      4.451%    357.56        703       68.8%
3/27 LIBOR 6MO.......     22,232,443        22         22.17      1,010,566      4.924     359.11        735       65.5
5/25 LIBOR 6MO.......     68,516,950        61         68.33      1,123,229      5.292     358.87        717       66.1
7/23 LIBOR 6MO.......      3,239,320         2          3.23      1,619,660      5.575     358.93        772       63.9
           Total.....   $100,280,209        91        100.00%    $1,101,980      5.167%    358.84        722       66.0%

----------------------
(1) A mortgage loan with a loan program including the term "30Y LIBOR 6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO"" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO"" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO"" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR.

                                        PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
LOAN PRINCIPAL BALANCES            BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
-------------------------------  --------------   ------    -----       --------    ----------  ---------   --------    --------
$200,000.01 - $250,000.00......  $    681,647       3       0.68%    $  227,216        5.821%     358.61       736       50.0%
$250,000.01 - $300,000.00......       569,420       2       0.57        284,710        5.750      358.95       732       32.2
$300,000.01 - $350,000.00......       970,034       3       0.97        323,345        5.673      359.02       757       53.2
$350,000.01 - $400,000.00......     1,139,045       3       1.14        379,682        5.409      359.35       770       61.7
$400,000.01 - $450,000.00......       437,274       1       0.44        437,274        5.000      359.00       756       53.4
$450,000.01 - $500,000.00......     1,955,900       4       1.95        488,975        5.431      359.00       739       59.8
$500,000.01 - $550,000.00......     3,190,961       6       3.18        531,827        5.230      358.83       725       52.5
$550,000.01 - $600,000.00......     2,387,162       4       2.38        596,791        5.064      359.00       764       60.2
$600,000.01 - $650,000.00......     1,888,277       3       1.88        629,426        5.244      359.67       697       65.0
$650,000.01 - $700,000.00......     1,336,896       2       1.33        668,448        5.058      359.49       702       64.7
$700,000.01 - $750,000.00......     2,180,356       3       2.17        726,785        5.293      359.33       748       68.6
$750,000.01 - $1,000,000.00....    14,297,759      17      14.26        841,045        5.253      358.65       724       63.1
$1,000,000.01 - $1,500,000.00..    21,056,308      17      21.00      1,238,606        4.970      358.83       706       68.2
$1,500,000.01 - $2,000,000.00..    21,988,815      13      21.93      1,691,447        5.324      358.46       712       69.3
$2,000,000.01 - $2,500,000.00..    14,414,582       6      14.37      2,402,430        5.111      359.17       731       66.0
$2,500,000.01 - $3,000,000.00..     8,689,583       3       8.67      2,896,528        5.043      359.00       754       68.5
$3,000,000.01 - $3,500,000.00..     3,096,188       1       3.09      3,096,188        4.875      359.00       677       74.5
           Total...............  $100,280,209      91     100.00%    $1,101,980        5.167%     358.84       722       66.0%

           As of origination, the average current principal balance of the Group 2 Loans will be approximately $1,103,459.

                                      PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                             WEIGHTED
                                                                                   WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MORTGAGE                   CURRENT       NO. OF     % OF      AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
LOAN PRINCIPAL BALANCES             BALANCE       LOANS     TOTAL      BALANCE       WAC     (MONTHS)      SCORE        LTV
--------------------------------  ------------    -----     -----      -------     --------  --------      -----     ---------
$200,000.01 - $250,000.00.......  $    681,647      3        0.68%    $  227,216     5.821%    358.61       736       50.0%
$250,000.01 - $300,000.00.......       569,420      2        0.57        284,710     5.750     358.95       732       32.2
$300,000.01 - $350,000.00.......       970,034      3        0.97        323,345     5.673     359.02       757       53.2
$350,000.01 - $400,000.00.......     1,139,045      3        1.14        379,682     5.409     359.35       770       61.7
$400,000.01 - $450,000.00.......       437,274      1        0.44        437,274     5.000     359.00       756       53.4
$450,000.01 - $500,000.00.......     1,955,900      4        1.95        488,975     5.431     359.00       739       59.8
$500,000.01 - $550,000.00.......     3,190,961      6        3.18        531,827     5.230     358.83       725       52.5
$550,000.01 - $600,000.00.......     2,387,162      4        2.38        596,791     5.064     359.00       764       60.2
$600,000.01 - $650,000.00.......     1,888,277      3        1.88        629,426     5.244     359.67       697       65.0
$650,000.01 - $700,000.00.......     1,336,896      2        1.33        668,448     5.058     359.49       702       64.7
$700,000.01 - $750,000.00.......     2,180,356      3        2.17        726,785     5.293     359.33       748       68.6
$750,000.01 - $1,000,000.00.....    14,297,759     17       14.26        841,045     5.253     358.65       724       63.1
$1,000,000.01 - $1,500,000.00...    21,056,308     17       21.00      1,238,606     4.970     358.83       706       68.2
$1,500,000.01 - $2,000,000.00...    21,988,815     13       21.93      1,691,447     5.324     358.46       712       69.3
$2,000,000.01 - $2,500,000.00...    14,414,582      6       14.37      2,402,430     5.111     359.17       731       66.0
$2,500,000.01 - $3,000,000.00...     8,689,583      3        8.67      2,896,528     5.043     359.00       754       68.5
Greater than $3,000,000.00......     3,096,188      1        3.09      3,096,188     4.875     359.00       677       74.5
           Total................  $100,280,209     91      100.00%    $1,101,980     5.167%    358.84       722       66.0%

           As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $1,101,980.

                                                   MORTGAGE RATES

                                                                                       WEIGHTED
                                                                             WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                             AVERAGE     REMG.      AVERAGE     AVERAGE
                              CURRENT       NO. OF     % OF      AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)            BALANCE       LOANS     TOTAL      BALANCE       WAC     (MONTHS)      SCORE        LTV
----------------------      ------------    -----     -----      -------     --------  --------      -----     ---------
4.250.................      $  5,362,602      2        5.35%    $2,681,301    4.250%    359.00       717         69.1%
4.500.................         6,428,667      6        6.41      1,071,445    4.500     357.87       689         72.6
4.625.................         1,498,069      1        1.49      1,498,069    4.625     359.00       737         72.6
4.750.................         5,440,990      6        5.43        906,832    4.750     358.85       747         65.5
4.875.................         9,017,802      6        8.99      1,502,967    4.875     359.02       712         71.0
5.000.................         3,747,153      4        3.74        936,788    5.000     359.34       766         68.4
5.125.................         8,130,053      8        8.11      1,016,257    5.125     359.09       718         65.0
5.250.................        14,401,203     16       14.36        900,075    5.250     359.13       736         62.2
5.375.................        24,327,435     18       24.26      1,351,524    5.375     358.89       709         67.2
5.500.................        10,463,811      8       10.43      1,307,976    5.500     358.42       731         68.1
5.625.................         7,174,828      7        7.15      1,024,975    5.625     358.82       723         56.5
5.750.................         3,161,359      6        3.15        526,893    5.750     358.74       748         57.0
5.875.................           548,966      1        0.55        548,966    5.875     358.00       660         55.0
6.000.................           334,667      1        0.33        334,667    6.000     359.00       736         65.1
6.500.................           242,604      1        0.24        242,604    6.500     358.00       712         64.8
           Total......      $100,280,209     91      100.00%    $1,101,980    5.167%    358.84       722         66.0%

----------------------

           The weighted average mortgage rate of the Group 2 Loans was approximately 5.167% per annum.


                                                NEXT ADJUSTMENT DATE

                                                                                          WEIGHTED
                                                                               WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                               AVERAGE     REMG.      AVERAGE    AVERAGE
                           CURRENT       NO. OF       % OF         AVERAGE      GROSS       TERM      CREDIT     ORIGINAL
NEXT ADJUSTMENT DATE       BALANCE        LOANS       TOTAL        BALANCE       WAC      (MONTHS)     SCORE       LTV
--------------------       -------       ------       -----        -------     -------    --------    ------     --------
July 1, 2004..........   $  2,921,314       3          2.91%    $  973,771      4.500%     356.00      650        74.4%
September 1, 2004.....        309,367       1          0.31        309,367      5.500      358.00      778        44.3
October 1, 2004.......      3,060,813       2          3.05      1,530,407      4.299      359.00      746        66.0
March 1, 2007.........      2,574,469       3          2.57        858,156      5.279      358.00      703        61.6
April 1, 2007.........     14,648,474      15         14.61        976,565      4.826      359.00      746        69.3
May 1, 2007...........      3,300,000       2          3.29      1,650,000      5.250      360.00      726        47.5
June 1, 2007..........      1,709,500       2          1.70        854,750      4.592      360.00      710        74.0
March 1, 2009.........     21,402,218      19         21.34      1,126,433      5.376      358.00      709        62.3
April 1, 2009.........     34,462,483      26         34.37      1,325,480      5.264      359.00      719        68.6
May 1, 2009...........     11,852,250      15         11.82        790,150      5.216      360.00      726        65.8
June 1, 2009..........        800,000       1          0.80        800,000      5.375      360.00      699        63.5
March 1, 2011.........        242,604       1          0.24        242,604      6.500      358.00      712        64.8
April 1, 2011.........      2,996,716       1          2.99      2,996,716      5.500      359.00      777        63.8
           Total......   $100,280,209      91        100.00%    $1,101,980      5.167%     358.84      722        66.0%

--------------
           As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the

Group 2 Loans will be approximately 51 months.


                                                    GROSS MARGIN

                                                                                          WEIGHTED
                                                                               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                AVERAGE     REMG.      AVERAGE    AVERAGE
RANGE OF GROSS            CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT    ORIGINAL
MARGINS (%)               BALANCE         LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE       LTV
---------------------   ------------     ------       -----        -------     -------    --------    --------   --------
2.001 - 3.000........   $ 86,036,152       75         85.80%      $1,147,149    5.122%     358.88        727       66.0%
3.001 - 4.000........     14,244,056       16         14.20          890,254    5.437      358.64        692       66.3
           Total.....   $100,280,209       91        100.00%      $1,101,980    5.167%     358.84        722       66.0%

-----------------------

           As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 2.917% per annum.


                                                MAXIMUM MORTGAGE RATE

                                                                                        WEIGHTED
                                                                             WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                              AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MAXIMUM            CURRENT        NO. OF      % OF      AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)          BALANCE        LOANS       TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
-----------------------  ------------      ------      -----     -------     -------    --------    --------    --------
9.001 -10.000..........  $ 26,244,316        21        26.17%    $1,249,729     4.753%     359.08      729         69.8%
10.001 - 11.000........    73,483,922        68        73.28      1,080,646     5.309      358.77      719         64.8
11.001 - 12.000........       551,971         2         0.55        275,985     5.940      358.00      749         53.3
           Total.......  $100,280,209        91       100.00%    $1,101,980     5.167%     358.84      722         66.0%

-----------------

     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 10.226% per annum.



                                              INITIAL FIXED-RATE PERIOD

                                                                                        WEIGHTED
                                                                             WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                              AVERAGE     REMG.      AVERAGE     AVERAGE
                            CURRENT        NO. OF      % OF      AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INITIAL FIXED PERIOD        BALANCE        LOANS       TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------     ------------      ------      -----     -------     -------    --------    --------    --------
Six Months...........    $  6,291,495         6         6.27%   $1,048,583     4.451%    357.56        703       68.8%
Three Years..........      22,232,443        22        22.17     1,010,566     4.924     359.11        735       65.5
Five Years...........      68,516,950        61        68.33     1,123,229     5.292     358.87        717       66.1
Seven Years..........       3,239,320         2         3.23     1,619,660     5.575     358.93        772       63.9
           Total.....    $100,280,209        91       100.00%   $1,101,980     5.167%    358.84        722       66.0%

                                                  INITIAL RATE CAP

                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT        NO. OF      % OF      AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INITIAL CAP (%)                BALANCE        LOANS       TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
------------------------    ------------      ------      -----     -------     -------    --------    --------    --------
1.000...................    $  6,291,495        6          6.27%   $1,048,583    4.451%    357.56         703       68.8%
5.000...................      93,988,713       85         93.73     1,105,750    5.215     358.93         723       65.9
           Total........    $100,280,209       91        100.00%   $1,101,980    5.167%    358.84         722       66.0%



                                                  PERIODIC RATE CAP

                                                                                      WEIGHTED
                                                                           WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                            AVERAGE     REMG.      AVERAGE     AVERAGE
                           CURRENT       NO. OF      % OF      AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
SUBSEQUENT CAP (%)         BALANCE       LOANS       TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------    ------------     ------      -----     -------     -------    --------    --------    --------
1.000...............    $100,280,209      91        100.00%   $1,101,980    5.167%     358.84       722         66.0%
           Total....    $100,280,209      91        100.00%   $1,101,980    5.167%     358.84       722         66.0%



                                            ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                         WEIGHTED
                                                                              WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                              AVERAGE      REMG.     AVERAGE     AVERAGE
RANGE OF LOAN-TO-VALUE       CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
RATIOS (%)                   BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
------------------------   ------------     ------       -----    ----------   -----       ----      ------     --------
 0.01 - 50.00...........   $  7,071,154      12          7.05%    $  589,263    5.389%    359.35       730       41.5%
50.01 - 55.00...........      8,627,058      10          8.60        862,706    5.218     358.57       723       53.4
55.01 - 60.00...........      6,393,853       7          6.38        913,408    5.314     358.60       708       58.1
60.01 - 65.00...........     18,068,870      14         18.02      1,290,634    5.344     358.84       722       63.5
65.01 - 70.00...........     13,591,855      14         13.55        970,847    5.099     359.03       742       68.2
70.01 - 75.00...........     44,660,169      33         44.54      1,353,338    5.056     358.75       715       73.5
75.01 - 80.00...........      1,867,250       1          1.86      1,867,250    5.000     360.00       764       77.0
           Total........   $100,280,209      91        100.00%    $1,101,980    5.167%    358.84       722       66.0%

---------------------
           The weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 66.05%.

                                                   OCCUPANCY TYPES

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                            AVERAGE      REMG.     AVERAGE     AVERAGE
CREDIT ORIGINAL            CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
OCCUPANCY                  BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
----------------------   ------------     ------       -----    ----------   -----       ----      ------     --------
Investment............  $100,280,209       91         100.00%   $1,101,980    5.167%     358.84      722         66.0%
           Total......  $100,280,209       91         100.00%   $1,101,980    5.167%     358.84      722         66.0%

----------------------------
           Occupancy type is based on the representation of the borrower at the time of origination.


                                    MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                              WEIGHTED
                                                                                   WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                                   AVERAGE      REMG.     AVERAGE     AVERAGE
                                  CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
DOCUMENT TYPE                     BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
--------------------------      ------------     ------       -----    ----------  --------     ----      ------     --------
Progressive Series
Program
(Full Documentation)......      $100,280,209       91        100.00%   $1,101,980   5.167%     358.84       722        66.0%
           Total..........      $100,280,209       91        100.00%   $1,101,980   5.167%     358.84       722        66.0%

           SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.


                                                   RISK CATEGORIES

                                                                                          WEIGHTED
                                                                               WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                               AVERAGE      REMG.     AVERAGE     AVERAGE
                              CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
CREDIT GRADE CATEGORY         BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
-------------------------   ------------     ------       -----    ----------  --------     ----      ------     --------
A(1)....................    $100,280,209      91         100.00%   $1,101,980   5.167%     358.84      722        66.0%
           Total........    $100,280,209      91         100.00%   $1,101,980   5.167%     358.84      722        66.0%

-----------------

         (1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grade of A and correspond to Progressive Series I. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding.

         SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.



                                                   PROPERTY TYPES
                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                                AVERAGE      REMG.     AVERAGE     AVERAGE
                               CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
PROPERTY TYPE                  BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
------------------------     ------------     ------       -----    ----------  --------     ----      ------     --------
Multi-Family Residence..     $100,280,209      91         100.00%   $1,101,980   5.167%     358.84      722        66.0%
           Total........     $100,280,209      91         100.00%   $1,101,980   5.167%     358.84      722        66.0%

                                   GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                                AVERAGE      REMG.     AVERAGE     AVERAGE
                               CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
STATE                          BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
------------------------     ------------     ------       -----    ----------  --------     ----      ------     --------
Arizona.................     $ 12,257,008      13         12.22%    $  942,847   5.234%     359.33      727        71.7%
California..............       86,476,364      77         86.23      1,123,070   5.151      358.79      722        65.1
Nevada..................        1,546,837       1          1.54      1,546,837   5.500      358.00      694        73.0
           Total........     $100,280,209      91        100.00%    $1,101,980   5.167%     358.84      722        66.0%

           No more than approximately [____]% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                                 PREPAYMENT PENALTY

                                                                          WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                                                                          AVERAGE      REMG.     AVERAGE     AVERAGE
                         CURRENT        NO. OF       % OF      AVERAGE     GROSS       TERM      CREDIT     ORIGINAL
NUMBER OF MONTHS         BALANCE        LOANS        TOTAL     BALANCE      WAC      (MONTHS)     SCORE        LTV
-------------------     -----------     ------       -----    ----------  --------     ----      ------     --------
36.................     $ 29,382,881      29         29.30%   $1,013,203    4.821%    358.77      729       66.3%
60.................       67,658,008      60         67.47     1,127,633    5.297     358.87      716       66.1
84.................        3,239,320       2          3.23     1,619,660    5.575     358.93      772       63.9
       Total.......     $100,280,209      91        100.00%   $1,101,980    5.167%    358.84      722       66.0%

                                               PREPAYMENT PENALTY TYPE


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS                   BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
----------------                   -------         -----    -----        -------     ---------  --------      -----        ---
5/25 LIB6M - 5/4/3/2/1..         $ 67,658,008      60       67.47%   $  1,127,633       5.297     358.87       716       66.1%
5/25 LIB6M - 3/2/1......              858,943       1        0.86         858,943       4.875     359.00       766       66.2
30Y LIB6M - 3/2/1.......            6,291,495       6        6.27       1,048,583       4.451     357.56       703       68.8
3/27 LIB6M - 3/2/1......           22,232,443      22       22.17       1,010,566       4.924     359.11       735       65.5
7/23 LIB6M -
5/4/3/2/1/1/1...........            3,239,320       2        3.23       1,619,660       5.575     358.93       772       63.9
           Total........         $100,280,209      91      100.00%   $  1,101,980       5.167     358.84       722       66.0%

A mortgage loan with a loan program including the term "30Y LIBOR 6M - 3/2/1" has a term of 30 years and the mortgage rate adjusts semi- annually based on the value of Six-Month LIBOR, with a prepayment penalty of 3%of the unpaid principal balance of the loan in year one, prepayment penalty of 2%of the unpaid principal balance of the loan in year two and a prepayment penalty of 1%of the unpaid principal balance of the loan in year one. A mortgage loan with a loan program including the term "3/27 LIBOR 6M - 3/2/1" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR, with a prepayment penalty of 3%of the unpaid principal balance of the loan in year one, prepayment penalty of 2%of the unpaid principal balance of the loan in year two and a prepayment penalty of 1%of the unpaid principal balance of the loan in year one. A mortgage loan with a loan program including the term "5/25 LIBOR 6M - 5/4/3/2/1" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR with a prepayment penalty of 5%of the unpaid principal balance of the loan in year one, a prepayment penalty of 4%of the unpaid principal balance of the loan in year two, a prepayment penalty of 3%of the unpaid principal balance of the loan in year three, prepayment penalty of 2%of the unpaid principal balance of the loan in year four and a prepayment penalty of 1%of the unpaid principal balance of the loan in year five. A mortgage loan with a loan program including the term "5/25 LIBOR 6M - 3/2/1" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR with a prepayment penalty of 3%of the unpaid principal balance of the loan in year one, prepayment penalty of 2%of the unpaid principal balance of the loan in year two and a prepayment penalty of 1%of the unpaid principal balance of the loan in year three. A mortgage loan with a loan program including the term "7/23 LIBOR 6M" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR, with a prepayment penalty of 5%of the unpaid principal balance of the loan in year one, 4%of the unpaid principal balance of the loan in year two, a prepayment penalty of 3%of the unpaid principal balance of the loan in year three, a prepayment penalty of 2%of the unpaid principal balance of the loan in year four, a prepayment penalty of 1%of the unpaid principal balance of the loan in year five, a prepayment penalty of 1%of the unpaid principal balance of the loan in year six and a prepayment penalty of 1%of the unpaid principal balance of the loan in year seven.

                                       MONTHS REMAINING TO SCHEDULED MATURITY


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
RANGE OF MONTHS                    BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
---------------                    -------         -----    -----        -------     ---------  --------      -----        ---
301-360.................         $100,280,209      91      100.00%   $  1,101,980      5.167%     358.84       722       66.0%
           Total........         $100,280,209      91      100.00%   $  1,101,980      5.167%     358.84       722       66.0%

           As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans will be approximately [____] months.


                                               RANGE OF MONTHS TO ROLL


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
RANGE OF MONTHS                    BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
---------------                    -------         -----    -----        -------     ---------  --------      -----        ---
1 - 6...................         $  6,291,495       6        6.27%   $  1,048,583      4.451      357.56       703       68.8%
32 - 37.................           22,232,443      22       22.17       1,010,566      4.924      359.11       735       65.5
56 - 61.................           68,516,950      61       68.33       1,123,229      5.292      358.87       717       66.1
80 - 85.................            3,239,320       2        3.23       1,619,660      5.575      358.93       772       63.9
           Total........         $100,280,209      91      100.00%   $  1,101,980      5.167      358.84       722       66.0%

           As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans will be approximately 51 months.


                                                 FIRST PAYMENT DATE


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
DATE                               BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
---------------                    -------         -----    -----        -------     ---------  --------      -----        ---
February 1, 2004........         $  2,921,314       3        2.91%   $    973,771      4.500      356.00       650       74.4%
April 1, 2004...........           24,528,658      24       24.46       1,022,027      5.379      358.00       710       62.0
May 1, 2004.............           55,168,486      44       55.01       1,253,829      5.107      359.00       731       68.4
June 1, 2004............           15,152,250      17       15.11         891,309      5.224      360.00       726       61.8
July 1, 2004............            2,509,500       3        2.50         836,500      4.842      360.00       706       70.6
           Total........         $100,280,209      91      100.00%   $  1,101,980      5.167      358.84       722       66.0%

                                                    CREDIT SCORES


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
RANGE OF CREDIT SCORES             BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
----------------------             -------         -----    -----        -------     ---------  --------      -----        ---
781 - 800...............         $  8,264,847      10        8.24%   $    826,485      5.251      359.05       786       69.4%
761 - 780...............           17,939,968      15       17.89       1,195,998      5.294      358.98       768       66.6
741 - 760...............            8,627,683      11        8.60         784,335      5.142      359.11       750       62.7
721 - 740...............           15,426,346      13       15.38       1,186,642      4.987      358.96       733       61.0
701 - 720...............           14,829,533      16       14.79         926,846      5.250      358.93       710       64.4
681 - 700...............           19,407,052      12       19.35       1,617,254      5.128      358.88       692       70.9
661 - 680...............            6,443,636       5        6.43       1,288,727      5.170      358.88       673       67.1
641 - 660...............            7,952,012       7        7.93       1,136,002      5.049      357.42       652       67.0
621 - 640...............              615,000       1        0.61         615,000      5.625      360.00       637       50.0
581 - 600...............              774,132       1        0.77         774,132      5.375      359.00       581       60.8
           Total........         $100,280,209      91      100.00%   $  1,101,980      5.167      358.84       722       66.0%

           As of the Cut-off Date, the weighted average credit score of the Group 2 Loans will be approximately 722.


                                            DEBT SERVICE COVERAGE RATIOS


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
RANGE OF DEBT SERVICE              CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
COVERAGE RATIOS                    BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
---------------                    -------         -----    -----        -------     ---------  --------      -----        ---
1.14 - 1.19.............         $ 10,237,278       8       10.21%   $  1,279,660      5.366      358.81       732       70.3%
1.20 - 1.21.............           14,531,423      13       14.49       1,117,802      5.163      359.08       709       67.9
1.22 - 1.24.............           13,107,348       9       13.07       1,456,372      5.277      359.02       729       72.1
1.25 - 1.29.............           15,291,407      11       15.25       1,390,128      5.376      358.78       720       67.3
1.30 - 1.49.............           30,861,289      33       30.78         935,191      4.982      358.59       725       66.6
1.50 - 1.99.............           12,422,501      13       12.39         955,577      5.040      358.86       717       57.2
Greater than 2.09.......            3,828,963       4        3.82         957,241      5.338      359.72       720       46.1
           Total........         $100,280,209      91      100.00%   $  1,101,980      5.167      358.84       722       66.0%

           As of the Cut-off Date, the weighted average debt service coverage ratio of the Group 2 Loans will be approximately 1.37x.

                                               CURRENT OCCUPANCY RATES


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
RANGE OF CURRENT                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
OCCUPANCY RATES (%)                BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
-------------------                -------         -----    -----        -------     ---------  --------      -----        ---
70.00 - 79.99...........         $    270,000        1      0.27%    $    270,000      5.750      360.00       798       39.7%
80.00 - 89.99...........            1,778,133        3      1.77          592,711      4.996      357.12       703       66.2
90.00 - 94.99...........           27,357,319       22     27.28        1,243,514      5.173      358.64       728       66.9
95.00 - 97.99...........           15,170,881        9     15.13        1,685,653      4.983      358.86       709       71.8
98.00 - 99.99...........            4,046,837        2      4.04        2,023,418      5.346      359.24       718       56.0
100.00 - 100.00.........           51,657,039       54     51.51          956,612      5.206      358.97       723       64.8
           Total........         $100,280,209       91    100.00%    $  1,101,980      5.167      358.84       722       66.0%

         As of the Cut-off Date, the weighted average current occupancy rate of the Group 2 Loans will be approximately 97.05%.


                                                   NUMBER OF UNITS


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
RANGE OF NUMBER OF                 CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
UNITS                              BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
------------------                 -------         -----    -----        -------     ---------  --------      -----        ---
5 - 9...................         $  9,165,563        17      9.14%   $    539,151      5.319      359.23       731       63.1%
10 - 14.................           15,692,046        21     15.65         747,240      5.214      358.96       722       60.6
15 - 24.................           23,674,621        26     23.61         910,562      5.005      358.39       719       64.2
25 - 49.................           34,627,615        20     34.53       1,731,381      5.185      358.90       715       70.5
50 - 99.................           17,120,363         7     17.07       2,445,766      5.228      359.06       734       66.2
Total...................         $100,280,209        91    100.00%   $  1,101,980      5.167      358.84       722       66.0%


                                                     YEAR BUILT


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
RANGE OF YEAR BUILT                BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
-------------------                -------         -----    -----        -------     ---------  --------      -----        ---
< 1954..................         $ 13,784,792       12      13.75%   $  1,148,733      5.189      358.87       716       65.3%
1954 - 1970.............           51,048,384       47      50.91       1,086,136      5.159      358.82       715       65.8
1971 - 1975.............              967,522        2       0.96         483,761      5.421      359.53       777       67.5
1976 - 1980.............            8,680,999        6       8.66       1,446,833      4.881      358.57       718       70.4
1981 - 1985.............           11,580,403       10      11.55       1,158,040      5.189      359.14       741       64.7
1986 - 1990.............           13,559,109       13      13.52       1,043,008      5.309      358.72       741       66.6
1991 - 1995.............              659,000        1       0.66         659,000      5.375      360.00       667       54.0
           Total........         $100,280,209       91     100.00%   $  1,101,980      5.167      358.84       722       66.0%

                                                      RENOVATED


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
RENOVATED                          BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
---------                          -------         -----    -----        -------     ---------  --------      -----        ---
No......................         $ 35,554,318      43       35.45%   $    826,845      5.202      358.71       727       65.8%
Yes.....................           64,725,890      48       64.55       1,348,456      5.147      358.92       719       66.2
           Total                 $100,280,209      91      100.00%   $  1,101,980      5.167      358.84       722       66.0%


                                                    LOAN PURPOSES


                                                                                                WEIGHTED
                                                                                                 AVERAGE    WEIGHTED    WEIGHTED
                                                                                     WEIGHTED     REMG.      AVERAGE     AVERAGE
                                   CURRENT        NO. OF     % OF        AVERAGE      AVERAGE     TERM       CREDIT     ORIGINAL
LOAN PURPOSE                       BALANCE         LOANS    TOTAL        BALANCE     GROSS WAC  (MONTHS)      SCORE        LTV
------------                       -------         -----    -----        -------     ---------  --------      -----        ---
Refinance - Cash Out....         $ 54,571,161       43      54.42%   $  1,269,097      5.136      358.67       713       63.2%
Purchase................           45,479,505       47      45.35         967,649      5.201      359.06       733       69.7
Refinance - Rate/Term...              229,543        1       0.23         229,543      5.625      358.00       717       19.3
           Total........         $100,280,209       91     100.00%   $  1,101,980      5.167      358.84       722       66.0%


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.